November 9, 2016

POPLAR FOREST OUTLIERS FUND

Class A	PFOFX
Institutional Class	IPFOX

A Series of Advisors Series Trust

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information dated January 28, 2016, as supplemented on May 20, 2016

Based on a recommendation of Poplar Forest Capital, LLC, the Board of Trustees of Advisors Series Trust has approved closing Class A of the Poplar Forest Outliers Fund (the “Fund”) and converting Class A shares to Institutional Class shares.

Effective November 9, 2016, Class A shares will no longer be available for purchase.

After the close of business on December 9, 2016, the Fund will convert Class A shares into Institutional Class shares.  Prior to the conversion, shareholders of Class A shares may redeem their investments as described in the Fund’s Prospectus.

If shares are not redeemed prior to the conversion, each shareholder owning Class A shares of the Fund will own Institutional Class shares of the same Fund equal to the aggregate value of the shareholder’s Class A shares, as the case may be.  Because you will own Institutional Class shares following the conversion, you will no longer be subject to any sales charges (front-end sales charges or CDSC).  Additionally, the Institutional Class shares are not subject to a Distribution and Service (Rule 12b-1) Fee.  The conversion will not be considered a taxable event for federal income tax purposes.

Please see the Prospectus for more information about the fees and expenses associated with Institutional Class shares.

Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.